Exhibit 99


CONTACT:            Joseph A. Mansi                    Paul Albritton
                    KCSA Worldwide                     C-Phone Corporation
                    (212) 896-1205                     (910) 395-6100
                    jmansi@kcsa.com                    paula@c-phone.com

                                                               IMMEDIATE RELEASE

                       C-PHONE APPOINTS PAUL ALBRITTON NEW
                             CHIEF EXECUTIVE OFFICER
                                    - - - - -
                        Former CFO Also Elected To Board


WILMINGTON, N.C., March 6, 2000 - C-Phone Corporation (NASDAQ:CFON) today announced that Paul Albritton (56) has been appointed President and Chief Executive Officer of the Company.

         Mr. Albritton, who has been Chief Financial Officer of the Company for more than five years, also has been elected to the Company's Board of Directors.

         Mr. Albritton replaces Daniel Flohr, who had been President and Chief Executive Officer of the Company since its inception. Mr. Flohr will continue as Chairman of the Board and will act as a strategic advisor to the Company. Mr. Flohr commented that, "having initially hired Paul Albritton and having worked closely with Paul during the past few years, I am completely confident that Paul has the knowledge, understanding, experience and skills needed to lead and manage C-Phone in its continuing evolution. I look forward to aiding Paul in his new role and assisting in the development of C-Phone's technologies and progress. Mr. Flohr intends to focus his day-to-day efforts as chief executive of a New York based, fiber optic telecommunication services company.

         Mr. Albritton announced that Kurt Svendsen, who has been serving as controller of the Company since December 1998, is being promoted to Vice President and Chief Financial Officer. Mr. Svendsen is a licensed CPA.

         In addition to the foregoing management changes, Tina Jacobs, who had been Executive Vice President and Chief Operating Officer of the Company, has resigned such positions, but will continue as Secretary and Treasurer of the Company, as well as a member of its Board of Directors.

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         C-Phone Corporation provides state-of-the-art video communications products for general business and niche markets, including security, education and healthcare. Affordable and easy to use, C-Phone products deliver high quality, real time video, voice and data for conferencing and remote monitoring applications. C-Phone technology is compatible with all industry standards and connects through a wide variety of telephone company and private communications networks, including the Internet. C-Phone products are marketed throughout the world and are in use by a diverse group of corporate, institutional and governmental customers. Information on the Company and its products can be found at www.cphone.com.

                                      # # #

STATEMENTS MADE IN THIS PRESS RELEASE, OTHER THAN THOSE CONCERNING HISTORICAL INFORMATION, SHOULD BE CONSIDERED FORWARD-LOOKING AND SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS ARE MADE BASED ON MANAGEMENT'S BELIEF AS WELL AS ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO, MANAGEMENT PURSUANT TO THE SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY'S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF A VARIETY OF FACTORS, INCLUDING AMONG OTHERS, THOSE IDENTIFIED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999, AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED AUGUST 31, 1999, AS WELL AS FACTORS SUCH AS FUTURE ECONOMIC CONDITIONS, ACCEPTANCE BY CUSTOMERS OF THE COMPANY'S PRODUCTS, CHANGES IN CUSTOMER DEMAND, LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS IN MARKETS IN WHICH THE COMPANY OPERATES AND OTHER CIRCUMSTANCES AFFECTING REVENUES AND COSTS. THE COMPANY UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY THE RESULT OF ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESS RELEASE OR TO REFLECT THE OCCURRENCE OF OTHER UNANTICIPATED EVENTS.


THIS RELEASE AND PRIOR RELEASES ARE AVAILABLE ON THE KCSA PUBLIC RELATIONS WORLDWIDE WEBSITE AT www.kcsa.com.

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